UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                 Date of Earliest Event Reported: July 24, 2000

                        FIRST CAPITAL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-26271                    76-0582435
(State or other jurisdiction       (Commission File Number)   (IRS Employer
of incorporation or organization)                            Identification No.)


                  5120 Woodway, Suit 9004, Houston, Texas 77056
          (Address of principal executive offices, including zip code)

          (Address of principal executive offices, including zip code)

                              Voice: (713) 629-4866
              (Registrant's telephone number, including area code)


Item  2.     Acquisition  or  Disposition  of  Assets

     On July 24, 2000 we sold our subsidiary, EIP Liisingu As, an Estonian corporation ("EIP"). The buyer was Literary Financing Limited, a Hong Kong corporation, which purchased all of the outstanding shares of EIP from us for the sum of $10,000. EIP is in the leasing business in Estonia. We sold EIP because EIP has not been profitable and because EIP does not fit into our current business model. Our current business model is to start or acquire businesses that can be conducted as e-commerce entities on the Internet. The terms and conditions of this transaction were determined by the parties through arms length negotiations. However, no appraisal was conducted.

Item  7.     Financial  Statements  and  Exhibits

     (A) The financial information will be filed by amendment no later than October 9, 2000.

     (B)     Exhibit  10.1  Sales  Agreement


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST  CAPITAL  INTERNATIONAL,  INC.


Date:  July 27, 2000                  By:  /s/  Alex  Genin
                                      ------------------------------------
                                           Alex  Genin,  President


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